ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

MULTIPLE SPONSORED RETIREMENT OPTIONS

Supplement dated September 6, 2012, to the Contract Prospectus and

Contract Prospectus Summary each dated April 30, 2012

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary each dated April 30, 2012. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

Effective September 24, 2012, the name of the Invesco Van Kampen Small Cap Value Fund will be changed to Invesco Small Cap Value Fund. Accordingly, all references to the Invesco Van Kampen Small Cap Value
Fund in the Contract Prospectus and Contract Prospectus Summary will be changed to the Invesco Small
Cap Value Fund.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

X.01107-12	Page 1 of 1	September 2012